Exhibit 99

NEWS

ANADARKO ANNOUNCES 2019 SECOND-QUARTER RESULTS

HOUSTON, July 26, 2019 – Anadarko Petroleum Corporation (NYSE: APC) today announced 2019 second‑quarter results, reporting a net loss attributable to common stockholders of $1.025 billion, or $2.09 per share (diluted). These results include certain items typically excluded by the investment community in published estimates. In total, these items increased the net loss by $1.274 billion, or $2.60 per share (diluted), on an after-tax basis,(1) which includes the Chevron merger termination fee and other merger transaction costs of $1.042 billion. Net cash provided by operating activities totaled $776 million for the quarter.

SECOND-QUARTER 2019 OPERATIONAL HIGHLIGHTS
Anadarko’s second-quarter 2019 sales volume of oil, natural gas and natural gas liquids (NGLs) totaled 68 million barrels of oil equivalent (BOE), or an average of 744,000 BOE per day, which included 434,000 barrels of oil per day (BOPD).
Anadarko’s U.S. onshore assets averaged sales volume of 484,000 BOE per day during the second quarter of 2019, which included 207,000 BOPD. Anadarko’s Gulf of Mexico averaged 158,000 BOE per day in the quarter, which included 130,000 BOPD. Internationally, the company averaged 102,000 BOE per day during the second quarter, which included 97,000 BOPD.
On June 18, 2019, Anadarko and the co-venturers in Mozambique’s Offshore Area 1 announced a Final Investment Decision (FID), officially confirming the Mozambique LNG project is advancing to the construction phase. The Anadarko-led Area 1 Mozambique LNG project will be Mozambique’s first onshore LNG development, initially consisting of two LNG trains with total nameplate capacity of 12.88 million tonnes per annum to support the development of the Golfinho/Atum fields located entirely within Offshore Area 1.

FINANCIAL DATA
Eight pages of summary financial data follow, including current hedge positions and a reconciliation of “divestiture-adjusted” or “same-store” sales.

(1)	See the accompanying table for details of certain items affecting comparability.

Anadarko Petroleum Corporation’s mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world’s health and welfare. As of year-end 2018, the company had 1.47 billion barrels-equivalent of proved reserves, making it one of the world’s largest independent exploration and production companies. For more information about Anadarko and APC Flash Feed updates, please visit www.anadarko.com.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including Anadarko’s ability to successfully plan, finance, build, and operate the necessary infrastructure and LNG park in Mozambique. See “Risk Factors” in the company’s 2018 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.

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Anadarko Contacts

INVESTORS:
Mike Pearl, mike.pearl@anadarko.com, 832.636.3271
Kyle Deakins, kyle.deakins@anadarko.com, 832.636.2354
Jon VandenBrand, jon.vandenbrand@anadarko.com, 832.636.1007

MEDIA:
John Christiansen, john.christiansen@anadarko.com, 832.636.8736
Stephanie Moreland, stephanie.moreland@anadarko.com, 832.636.2912

Anadarko Petroleum Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures

Below are reconciliations of certain GAAP to non-GAAP financial measures, each as required under Regulation G of the Securities Exchange Act of 1934. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be comparable to similarly titled measures.

Management uses adjusted net income (loss) to evaluate operating and financial performance and believes the measure is useful to investors because it eliminates the impact of certain noncash and/or other items that management does not consider to be indicative of the Company’s performance from period to period. Management also believes this non-GAAP measure is useful to investors to evaluate and compare the Company’s operating and financial performance across periods, as well as facilitating comparisons to others in the Company’s industry.

	Quarter Ended June 30, 2019
	Before	After	Per Share
millions except per-share amounts	Tax	Tax	(diluted)
Net income (loss) attributable to common stockholders (GAAP)		$(1,025)	$(2.09)
Adjustments for certain items affecting comparability
Total gains (losses) on derivatives, net, less net cash from settlement of commodity derivatives (after noncontrolling interest)*	$(227)	(175)	(0.36)
Gains (losses) on divestitures, net	6	5	0.01
Lower-of-cost-or-market inventory adjustments	(6)	(5)	(0.01)
Merger transaction costs	(1,042)	(1,042)	(2.12)
Exploration assets - impairments	(38)	(29)	(0.06)
Reorganization-related charges	(15)	(11)	(0.02)
Change in uncertain tax positions		(17)	(0.04)
Certain items affecting comparability	$(1,322)	(1,274)	(2.60)
Adjusted net income (loss) (Non-GAAP)		$249	$0.51

*	Includes $(232) million related to interest-rate derivatives (after noncontrolling interest) and $5 million related to commodity derivatives.

	Quarter Ended June 30, 2018
	Before	After	Per Share
millions except per-share amounts	Tax	Tax	(diluted)
Net income (loss) attributable to common stockholders (GAAP)		$29	$0.05
Adjustments for certain items affecting comparability
Total gains (losses) on derivatives, net, less net cash from settlement of commodity derivatives*	$(267)	(205)	(0.40)
Gains (losses) on divestitures, net	52	39	0.07
Impairments
Producing properties (after noncontrolling interest)	(45)	(35)	(0.07)
Exploration assets	(41)	(31)	(0.06)
Contingency accrual	(13)	(10)	(0.02)
Change in uncertain tax positions		(7)	(0.01)
Certain items affecting comparability	$(314)	(249)	(0.49)
Adjusted net income (loss) (Non-GAAP)		$278	$0.54

*	Includes $32 million related to interest-rate derivatives, $(298) million related to commodity derivatives, and $(1) million related to gathering, processing, and marketing sales.

Anadarko Petroleum Corporation
Reconciliation of GAAP to Non-GAAP Measures

Management believes that the presentation of Adjusted EBITDAX (Margin) provides information useful in assessing the Company’s operating and financial performance across periods.

	Three Months Ended June 30,		Six Months Ended June 30,
millions	2019	2018	2019	2018
Net income (loss) attributable to common stockholders (GAAP)	$(1,025)	$29	$(1,040)	$150
Interest expense	249	237	502	465
Income tax expense (benefit)	209	125	375	251
Depreciation, depletion, and amortization	1,161	1,003	2,242	1,993
Exploration expense*	90	94	139	262
(Gains) losses on divestitures, net	(6)	(52)	(1)	(28)
Impairments	—	128	—	147
Total (gains) losses on derivatives, net, less net cash from settlement of commodity derivatives	255	267	571	240
Reorganization-related charges	15	—	33	—
Merger transaction costs	1,042	—	1,042	—
Consolidated Adjusted EBITDAX (Margin) (Non-GAAP)	$1,990	$1,831	$3,863	$3,480
Total barrels of oil equivalent (MMBOE)	68	58	132	116
Consolidated Adjusted EBITDAX (Margin) per BOE	$29.26	$31.57	$29.27	$30.00
* Includes reorganization-related charges of $1 million for the six months ended June 30, 2019.

Management uses net debt to determine the Company’s outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt in the capitalization ratio is useful to investors in determining the Company’s leverage since the Company could choose to use its cash and cash equivalents to retire debt. In addition, management believes that presenting Anadarko’s net debt excluding WES is useful because WES is a separate public company with its own capital structure.

	June 30, 2019
			Anadarko
	Anadarko	WES*	excluding
millions	Consolidated	Consolidated	WES
Total debt (GAAP)	$18,229	$7,489	$10,740
Less cash and cash equivalents	1,394	96	1,298
Net debt (Non-GAAP)	$16,835	$7,393	$9,442

			Anadarko
		Anadarko	excluding
millions		Consolidated	WES
Net debt		$16,835	$9,442
Total equity		9,331	7,773
Adjusted capitalization		$26,166	$17,215

Net debt to adjusted capitalization ratio	64%	55%

* Western Midstream Partners, LP (WES) is a publicly traded consolidated subsidiary of Anadarko.

Anadarko Petroleum Corporation
Cash Flow Information
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
millions	2019	2018	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$(945)	$17	$(849)	$191
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
Depreciation, depletion, and amortization	1,161	1,003	2,242	1,993
Deferred income taxes	(55)	(15)	(54)	27
Dry hole expense and impairments of unproved properties	41	43	41	149
Impairments	—	128	—	147
(Gains) losses on divestitures, net	(6)	(52)	(1)	(28)
Total (gains) losses on derivatives, net	254	437	569	473
Operating portion of net cash received (paid) in settlement of derivative instruments	1	(171)	2	(234)
Other	70	65	112	139
Changes in assets and liabilities	255	(230)	(157)	(202)
Net Cash Provided by (Used in) Operating Activities	$776	$1,225	$1,905	$2,655
Net Cash Provided by (Used in) Investing Activities	$(1,257)	$(1,943)	$(2,785)	$(3,056)
Net Cash Provided by (Used in) Financing Activities	$(149)	$(319)	$980	$(1,826)

Anadarko Petroleum Corporation
(Unaudited)

	Three Months Ended		Six Months Ended
Summary Financial Information	June 30,		June 30,
millions except per-share amounts	2019	2018	2019	2018
Consolidated Statements of Income
Revenues and Other
Oil sales	$2,470	$2,265	$4,566	$4,392
Natural-gas sales	205	203	525	450
Natural-gas liquids sales	216	318	456	610
Gathering, processing, and marketing sales	465	382	935	742
Gains (losses) on divestitures and other, net	86	123	178	142
Total	3,442	3,291	6,660	6,336
Costs and Expenses
Oil and gas operating	310	275	599	551
Oil and gas transportation	222	209	444	405
Exploration	90	94	139	262
Gathering, processing, and marketing	274	252	530	489
General and administrative	368	288	635	566
Merger transaction costs	1,042	—	1,042	—
Depreciation, depletion, and amortization	1,161	1,003	2,242	1,993
Production, property, and other taxes	182	201	381	391
Impairments	—	128	—	147
Other operating expense	8	22	29	162
Total	3,657	2,472	6,041	4,966
Operating Income (Loss)	(215)	819	619	1,370
Other (Income) Expense
Interest expense	249	237	502	465
(Gains) losses on derivatives, net	254	436	567	471
Other (income) expense, net	18	4	24	(8)
Total	521	677	1,093	928
Income (Loss) Before Income Taxes	(736)	142	(474)	442
Income tax expense (benefit)	209	125	375	251
Net Income (Loss)	(945)	17	(849)	191
Net income (loss) attributable to noncontrolling interests	80	(12)	191	41
Net Income (Loss) Attributable to Common Stockholders	$(1,025)	$29	$(1,040)	$150
Per Common Share
Net income (loss) attributable to common stockholders—basic	$(2.09)	$0.05	$(2.13)	$0.28
Net income (loss) attributable to common stockholders—diluted	$(2.09)	$0.05	$(2.13)	$0.28
Average Number of Common Shares Outstanding—Basic	491	504	491	511
Average Number of Common Shares Outstanding—Diluted	491	505	491	512

Exploration Expense
Dry hole expense	$3	$2	$3	$55
Impairments of unproved properties	38	41	38	94
Geological and geophysical, exploration overhead, and other expense	49	51	98	113
Total	$90	$94	$139	$262

Anadarko Petroleum Corporation
(Unaudited)

	June 30,	December 31,
millions	2019	2018
Condensed Balance Sheets
Cash and cash equivalents	$1,394	$1,295
Accounts receivable, net of allowance	1,779	2,026
Other current assets	298	474
Net properties and equipment	29,091	28,615
Other assets	2,953	2,336
Goodwill and other intangible assets	5,614	5,630
Total Assets	$41,129	$40,376
Short-term debt - Anadarko*	31	919
Short-term debt - WES	—	28
Other current liabilities	3,761	3,711
Long-term debt - Anadarko*	10,709	10,683
Long-term debt - WES	7,489	4,787
Deferred income taxes	2,555	2,437
Asset retirement obligations	2,879	2,847
Other long-term liabilities	4,374	4,021
Common stock	58	57
Paid-in capital	13,135	12,393
Retained earnings	(149)	1,245
Treasury stock	(4,892)	(4,864)
Accumulated other comprehensive income (loss)	(379)	(335)
Total stockholders’ equity	7,773	8,496
Noncontrolling interests	1,558	2,447
Total Equity	9,331	10,943
Total Liabilities and Equity	$41,129	$40,376
Capitalization
Total debt	$18,229	$16,417
Total equity	9,331	10,943
Total	$27,560	$27,360

Capitalization Ratios
Total debt	66%	60%
Total equity	34%	40%

*	Excludes WES

Anadarko Petroleum Corporation
(Unaudited)

Sales Volume and Prices
	Average Daily Sales Volume			Sales Volume			Average Sales Price
	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs
	MBbls/d	MMcf/d	MBbls/d	MMBbls	Bcf	MMBbls	Per Bbl	Per Mcf	Per Bbl
Quarter Ended June 30, 2019
United States	337	1,167	110	32	106	9	$60.60	$1.93	$19.96
Algeria	60	—	5	5	—	1	67.60	—	35.83
Other International	37	—	—	3	—	—	71.01	—	—
Total	434	1,167	115	40	106	10	$62.45	$1.93	$20.63

Quarter Ended June 30, 2018
United States	284	1,037	95	27	94	8	$66.94	$2.15	$34.66
Algeria	52	—	5	5	—	1	74.73	—	39.34
Other International	28	—	—	2	—	—	71.76	—	—
Total	364	1,037	100	34	94	9	$68.43	$2.15	$34.88

Six Months Ended June 30, 2019
United States	335	1,159	108	61	210	19	$57.90	$2.50	$21.71
Algeria	60	—	5	11	—	1	64.57	—	35.39
Other International	28	—	—	5	—	—	69.01	0.65	—
Total	423	1,159	113	77	210	20	$59.58	$2.50	$22.33

Six Months Ended June 30, 2018
United States	286	1,044	93	52	189	17	$64.75	$2.38	$33.97
Algeria	54	—	5	10	—	1	70.93	—	40.06
Other International	28	—	—	5	—	—	69.70	—	—
Total	368	1,044	98	67	189	18	$66.03	$2.38	$34.27

	Average Daily Sales Volume MBOE/d		Sales Volume MMBOE

Quarter Ended June 30, 2019	744		68
Quarter Ended June 30, 2018	637		58

Six Months Ended June 30, 2019	729		132
Six Months Ended June 30, 2018	640		116

Sales Revenue and Commodity Derivatives
	Sales			Net Cash Received (Paid) from Settlement of Commodity Derivatives
millions	Oil	Natural Gas	NGLs	Oil	Natural Gas	NGLs
Quarter Ended June 30, 2019
United States	$1,862	$205	$200	$—	$—	$—
Algeria	372	—	16	—	—	—
Other International	236	—	—	—	—	—
Total	$2,470	$205	$216	$—	$—	$—

Quarter Ended June 30, 2018
United States	$1,726	$203	$301	$(176)	$6	$—
Algeria	359	—	17	—	—	—
Other International	180	—	—	—	—	—
Total	$2,265	$203	$318	$(176)	$6	$—

Six Months Ended June 30, 2019
United States	$3,516	$525	$423	$6	$—	$—
Algeria	705	—	33	—	—	—
Other International	345	—	—	—	—	—
Total	$4,566	$525	$456	$6	$—	$—

Six Months Ended June 30, 2018
United States	$3,349	$450	$575	$(243)	$5	$—
Algeria	690	—	35	—	—	—
Other International	353	—	—	—	—	—
Total	$4,392	$450	$610	$(243)	$5	$—

Anadarko Petroleum Corporation
Commodity Hedge Positions
As of July 26, 2019

		Weighted Average Price per barrel
	Volume (MBbls/d)	Floor Sold	Floor Purchased	Ceiling Sold
Oil
Three-Way Collars
2019
WTI	57	$45.00	$55.00	$70.22
Brent	30	$50.00	$60.00	$78.22
	87

Interest-Rate Derivatives
As of July 26, 2019

Instrument	Notional Amt.	Reference Period	Mandatory Termination Date	Rate Paid	Rate Received
Anadarko
Swap	$550 Million	September 2016 - 2046	September 2020	6.418%	3M LIBOR
Swap	$250 Million	September 2016 - 2046	September 2022	6.809%	3M LIBOR
Swap	$100 Million	September 2017 - 2047	September 2020	6.891%	3M LIBOR
Swap	$250 Million	September 2017 - 2047	September 2021	6.570%	3M LIBOR
Swap	$450 Million	September 2017 - 2047	September 2023	6.445%	3M LIBOR
WES
Swap	$375 Million	December 2019 - 2024	December 2019	2.662%	3M LIBOR
Swap	$375 Million	December 2019 - 2029	December 2019	2.802%	3M LIBOR
Swap	$375 Million	December 2019 - 2049	December 2019	2.885%	3M LIBOR

Anadarko Petroleum Corporation
Reconciliation of Same-Store Sales

Average Daily Sales Volume
	Quarter Ended June 30, 2019				Quarter Ended June 30, 2018
	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d
U.S. Onshore	207	1,073	98	484	169	969	86	417
Gulf of Mexico	130	93	12	158	114	66	9	134
International	97	—	5	102	80	—	5	85
Same-Store Sales	434	1,166	115	744	363	1,035	100	636
Divestitures	—	1	—	—	1	2	—	1
Total	434	1,167	115	744	364	1,037	100	637

	Six Months Ended June 30, 2019				Six Months Ended June 30, 2018
	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d	Oil MBbls/d	Natural Gas MMcf/d	NGLs MBbls/d	Total MBOE/d
U.S. Onshore	201	1,061	96	474	163	968	84	408
Gulf of Mexico	134	96	12	162	120	72	9	141
International	88	—	5	93	82	—	5	87
Same-Store Sales	423	1,157	113	729	365	1,040	98	636
Divestitures	—	2	—	—	3	4	—	4
Total	423	1,159	113	729	368	1,044	98	640